Sunnova Energy International, Inc. 20 East Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com
Sunnova Receives NYSE Notice Regarding Delayed
Form 10-Q Filing

HOUSTON, TX – May 23, 2025 – (BUSINESS WIRE) – Sunnova Energy International Inc. (“Sunnova” or the “Company”) (NYSE: NOVA), an industry-leading adaptive energy services company, today announced that it received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

The NYSE informed the Company that, under the NYSE’s rules, the Company has six months from the original due date of the Form 10-Q, or until November 19, 2025, to file the Form 10-Q and regain compliance with the NYSE’s continued listing requirements. The NYSE further noted that, if the Company fails to file the Form 10-Q and any subsequent filings within the six-month period, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The Notice also noted that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

As the Company reported in its Form 12b-25 filed with the SEC on May 12, 2025, the Company is unable to file, without unreasonable effort or expense, the Form 10-Q. The Company has been, and is continuing its efforts, engaging with third parties in discussions and negotiations relating to the indebtedness of the Company and its subsidiaries. Such discussions and negotiations have diverted management time and internal resources from the Company’s processes for completing its disclosures related to the Form 10-Q. The Company expects to file such report as soon as reasonably practicable.

The Notice has no immediate effect on the listing of the Company’s securities on the NYSE. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above.

About Sunnova
Sunnova Energy International Inc. (NYSE: NOVA) is an industry-leading adaptive energy services company focused on making clean energy more accessible, reliable, and affordable for homeowners and businesses. Through its adaptive energy platform, Sunnova provides a better energy service at a better price to deliver its mission of powering energy independence™. For more information, visit http://www.sunnova.com.

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding the anticipated timing of the filing of the Form 10-Q and the Company’s ability to regain compliance with the continued listing requirements of the NYSE. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These forward-looking statements should not be relied upon as

Sunnova Energy International, Inc. 20 East Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Sunnova Media Contact
Russell Wilkerson
203-581-2114
russell.wilkerson@sunnova.com

Sunnova Investor Contact
877-770-5211
IR@sunnova.com